Investment Adviser		Shareholder Accounts
C&O Funds Advisor, Inc.		c/o Integrated Fund Services, Inc.
6200 The Corners Parkway	MARKET OPPORTUNITY FUND	P.O. Box 5354
Suite 150		Cincinnati, Ohio 45201-5354
Norcross, Georgia 30092		(800) 467-7903
(800) 237-7073
A member of Caldwell & Orkin, Inc.

Semi-Annual Report to Shareholders

Dear Fellow Shareholder:	December 27, 2002

The Caldwell & Orkin Market Opportunity Fund (the “Fund”) rose 4.25% in the 6-month period ended October 31, 2002. For the 12-month period ended October 31, 2002, the Fund gained 1.25%. And, since its commencement of active management on August 24, 1992 through October 31, 2002, the Fund has generated a 14.51% average annual return, a return earned with little reliance upon the upward movement of the stock market, while maintaining a low market risk profile (see pages 3, 4 and 5). Of course, past performance is no guarantee of future results.

Since August 24, 1992 when we began to actively manage the Fund (prior to that it was a passively-managed index fund), the Fund’s price movements have experienced on average very little correlation (2.22%) to the price movements of the S&P 500 with Income index (S&P 500), indicating that the Fund’s performance is not attributable to that of the index. The Fund’s beta (a measure of volatility) is -0.07. An S&P 500 index fund has a 100% correlation to the market and a beta of 1.00. In essence, the Fund has been generating its performance under its own power, and not by tracking the market’s movements. (Statistical computations by Ned Davis Research, Inc.)

The Fund’s investment objective is to provide long-term capital growth with a short-term focus on capital preservation. We use active asset allocation – the opportunistic shifting of assets between long stock positions, short stock positions (selling borrowed stock and then attempting to replace the borrowed securities in the future at a lower price), high quality bonds and cash equivalents – to manage exposure to market risk (the risk that the broad market declines, taking good companies down with it). Short positions are taken with the intent of making money when those stocks we judge to be overvalued fall. A disciplined investment selection process, with a heavy emphasis on fundamental research and technical analysis, is used to manage stock risk (the risk that a stock underperforms due to company-specific reasons). Importantly, one of the risks of a long / short (or hedged) investment approach is that the Fund may lose money in a rising stock market since short positions generally decline in value as the market rises. Our goal, in summary is to make money over a full market cycle, but with less stomach churn.

Six Months in Review

If a picture is worth a thousand words, then the bottom clip of the Equity Investment Position chart on page 5 (which provides a graphical representation of the Fund’s net long/short asset allocation) speaks volumes about the need for opportunistic portfolio management during the May 1, 2002 – October 31, 2002 time period. The chart illustrates how we navigated through this turbulent market, and is especially telling when contrasted with the six months preceding the review period. That contrast highlights our flexibility as we endeavor to manage risk.

The Market Opportunity Fund opened on May 1, 2002 positioned 34.9% long, -28.5% short, 2.1% in corporate bonds and 34.5% in cash and cash equivalents, effectively 6.4% net long (the Fund’s market exposure can range from 100% net long to -60% net short). The U.S. economy was still feeling the combined ill effects of a slowdown (or “soft spot” as Federal Reserve Chairman Alan Greenspan figures it) that started in March, and April’s 8-year high 6% unemployment rate, which threatened the economy’s main engine – consumer spending.

Although the Fund’s exposure was technically net long, we were far from bullish. Our macro view was (and still is) that stocks were in a secular (longer-term) bear market, noting that bear markets are often interrupted by sharp rallies. Consequently, during the period we kept both our gross and net exposure to the market (total invested position and net invested position), and by extension our exposure to risk in the market, moderate as a means of preserving capital.

We dodged an arsenal of bullets during the six-month period as market sentiment shifted continuously from feeling the positive effects of an accommodative Fed and increasing money supply to the negative influences of weak corporate profits, a poor demand environment, sluggish capital outlays, excess capacity, corporate scandals, heavy debt loads and the growing prospect of an economic dislocation due to a potential war with Iraq. Over the course of the six months, the negatives won: the S&P 500 with Income fell -17.05% (compared to the Fund’s rise of 4.25%). But that market decline was punctuated by several rallies, many topping 10% in magnitude.

We believe changing market dynamics require a flexible investment style. With that thought as our guide in managing the Fund during a bear market interrupted by sporadic rallies, we have stepped up the Fund’s long exposure to index securities (see “Conglomerates and Index Securities” in the Schedule of Investments on page 6), which provide a fast, fluid means of gaining diversified market exposure. In October, we went net long the technology sector for the first time in years. But the sector ran up so hard and fast that we ended up pulling back in December. The Market Opportunity Fund posted gains in every month except October (the Fund fell -0.46%), whereas the S&P 500 rose only in August and October.

Outlook

On November 6, 2002 the Fed lowered its target for the federal funds rate by 50 basis points to 1.25%. Eleven rate cuts have thus far failed either to encourage business investment or to meaningfully accelerate a listless economy. But a low interest rate environment has stimulated demand for housing, cars and an appetite for more credit card debt. Mortgage loans and refinancings are expected to climb 19% during 2002 from 2001 to $2.4 trillion. The double-barreled effect of rising home values and cash-out refinancings has put more money in consumers’ pockets, and consumer spending has kept the economy out of a double-dip recession. But we believe there are more than just market forces at work: a housing bubble is forming atop an already burgeoning debt bubble. The Fed is attempting to fight fire with gasoline. Encouraging more debt will not get rid of the mounting debt problem. Indeed, before the Fed’s stimulative policies can gain significant traction in the economy, these Fed-induced bubbles need to be purged.

On behalf of the Caldwell & Orkin team and myself, we thank you for your continued support.

Sincerely,

Michael B. Orkin, CFA
Portfolio Manager and Chief Investment Officer

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
STATISTICAL RISK PROFILE 8/31/1992 – 10/31/2002

Ten Worst S&P 500 with Income Days

The Caldwell & Orkin Market Opportunity Fund outperformed the S&P 500 with Income on all ten of the ten worst days, and was positive on seven of the ten days.

Date	C&O MOF	S&P 500	Variance

10/27/97	-1.60%	-6.89%	5.29%
08/31/98	0.42	-6.79	7.21
04/14/00	1.81	-5.82	7.63
09/17/01	1.16	-4.92	6.08
03/12/01	0.05	-4.31	4.36
09/03/02	0.79	-4.15	4.94
08/27/98	-0.19	-3.83	3.64
01/04/00	0.27	-3.83	4.10
08/04/98	0.10	-3.62	3.72
07/19/02	-0.05	-3.83	3.78

Ten Worst S&P 500 with Income Weeks

The Caldwell & Orkin Market Opportunity Fund outperformed the S&P 500 with Income in all ten of the ten worst weeks, and was positive all ten of those weeks.

Week Ending	C&O MOF	S&P 500	Variance

09/21/01	1.63%	-11.57%	13.20%
04/14/00	4.51	-10.52	15.03
07/19/02	0.65	-7.96	8.61
07/12/02	1.01	-6.81	7.82
03/16/01	0.05	-6.69	6.74
10/15/99	2.86	-6.61	9.47
01/28/00	0.27	-5.61	5.88
09/04/98	0.33	-5.15	5.48
08/28/98	0.65	-4.98	5.63
09/20/02	1.89	-4.96	6.85

Ten Worst S&P 500 with Income Months

The Caldwell & Orkin Market Opportunity Fund outperformed the S&P 500 with Income in all ten of the ten worst months, and was positive all ten of those months.

Month	C&O MOF	S&P 500	Variance

August 1998	3.12%	-14.46%	17.58%
September 2002	2.10	-10.86	12.96
February 2001	4.78	-9.13	13.91
September 2001	3.29	-8.06	11.35
November 2000	6.92	-7.91	14.83
July 2002	1.23	-7.76	8.99
June 2002	0.53	-7.12	7.65
March 2001	0.40	-6.31	6.71
August 2001	0.86	-6.30	7.16
April 2002	2.21	-6.03	8.24

	C&O MOF	S&P 500

Correlation Coefficient	2.22%	100.0%
Beta	-0.07	1.00
Semi-Variance	0.19	0.53
Sharpe Ratio	1.15	0.38

Performance During the Last Three Market Downturns of 10% or More

	C&O MOF	S&P 500

August 22, 2002 through October 9, 2002	3.94%	-19.12%
January 4, 2002 through July 23, 2002	2.93%	-31.42%
May 21, 2001 through September 21, 2001	4.86%	-26.12%

Short selling began May 2, 1994. Past performance is no guarantee of future results.

Computations by Ned Davis Research, Inc.

Caldwell & Orkin Market Opportunity Fund
Total Return Performance Summary Through October 31, 2002(1)

	C&O Market	S&P 500
Fiscal	Opportunity	with Income
Year Ended	Fund	Index(2)

1991	1.25%	0.57%
1992(3)	11.96%	14.07%
1993*	15.09%	9.23%
1993**	21.09%	9.28%
1994	16.48%	5.30%
1995	-2.28%	17.40%
1996	31.80%	30.18%
1997	23.24%	25.11%
1998	25.77%	41.02%
1999	19.43%	21.80%
2000	-0.02%	10.09%
2001	11.43%	-12.97%
2002	1.88%	-12.65%
Six months ended 10/31/2002	4.25%	-17.05%
Twelve months ended 10/31/2002	1.25%	-15.10%
Since 8/24/92(4)	297.90%	162.38%
Average Annual Return
One Year	1.25%	-15.10%
Three Years	8.01%	-12.25%
Five Years	8.45%	0.70%
Ten Years	13.72%	9.85%
Since 8/24/92(4)	14.51%	9.92%

Net Asset Allocation

Common Stock Sold Short represents the market value, excluding margin requirements.

[1]	Performance figures represent past performance and do not indicate future results. The investment return and principal value will fluctuate so that upon redemption you may receive more or less than your original investment.

[2]	The S&P 500 with Income index (“S&P 500”) is a widely recognized unmanaged index of U.S. Stocks. The S&P 500 figures do not reflect any fees or expenses, nor do they reflect the use of short positions. There is no unmanaged index currently available which reflects the use of both long and short positions. We cannot predict the Fund’s future performance, but we expect that our investment strategy, which includes the use of short sales, will cause the Fund’s performance to fluctuate independently from the S&P 500. While the portfolio is hedged, our strategy may prevent the Fund from participating in market advances, yet it may offer the Fund downside protection during market declines.

[3]	Total return for the fiscal year ended April 30, 1992 has been restated to 11.96% from the previously reported 11.86% due to mathematical rounding.

[4]	Effective August 24, 1992, the Caldwell & Orkin Market Opportunity Fund changed its investment objective to provide long-term capital growth with a short-term focus on capital preservation through investment selection and asset allocation. Prior to that time, the Fund was passively managed and indexed to the largest 100 over-the-counter (OTC) stocks.

*	For the full fiscal year ending April 30, 1993.

**	From August 24, 1992 through April 30, 1993 — the portion of the year using the Caldwell & Orkin’s active style of investment management. The total return for the Caldwell & Orkin Market Opportunity Fund for this period has been restated to 21.09% from the previously reported 19.16% to accurately reflect the inception NAV when active management of the Fund began.

Caldwell & Orkin Market Opportunity Fund Versus S&P 500 with Income Index

Since Commencement of Active Style of Investment Management
Results of a Hypothetical $10,000 Investment
August 24, 1992 through October 31, 2002

Past performance is no guarantee of future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Chart courtesy of Ned Davis Research, Inc.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS

October 31, 2002 (Unaudited)

			Market
		Shares	Value

COMMON STOCK (LONG POSITIONS)	31.17%
Beverages – Alcoholic	0.29%
Anheuser Busch Cos Inc.		15,800	$833,608
Computer Software – Financial	0.51%
Intuit Inc. *		27,900	1,448,568
Conglomerates and Index Securities	16.02%
NASDAQ - 100 Shares *		348,300	8,557,731
Russell 2000 Index Shares		118,100	8,798,450
S&P 500 Depositary Receipt		318,000	28,238,400
Containers	0.49%
Ball Corp.		28,700	1,389,941
Elec. – Semiconductor Manufacturing	1.10%
Advanced Micro Devices *		178,200	1,094,148
Broadcom Corp. Cl A *		50,300	602,594
Microchip Tech		58,600	1,429,840
Financial Services – Diversified	0.80%
Financial Select Sector SPDR FD		100,500	2,266,275
Food – Misc. Preparation	0.95%
Sara Lee Corp.		117,900	2,691,657
Insurance – Property / Casualty / Title	0.27%
Allstate Corp.		19,400	771,732
Medical – Biomed / Biotech	2.38%
Biotech Holders Trust		61,900	5,324,019
Genzyme General *		41,100	1,144,635
Protein Design Labs Inc. *		36,000	298,800
Medical – Drug / Diversified	2.33%
Johnson & Johnson		40,200	2,361,750
Pharmaceutical Holders Trust Depositary Receipt		57,300	4,281,456
Medical / Dental – Supplies	0.44%
Becton Dickinson & Co.		42,000	1,239,420
Oil & Gas – Drilling	0.12%
GlobalSantafe Corp.		13,800	329,820

The accompanying notes are an integral part of the financial statements.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS

October 31, 2002 (Unaudited)

			Market
		Shares	Value

Pollution Control – Services	0.89%
Casella Waste Sys Cl A *		40,100	$214,936
Republic Services Inc. *		113,000	2,325,540
Retail – Major Discount Chains	0.51%
Wal-Mart Stores		27,100	1,451,205
Retail – Misc. / Diversified	0.49%
Retail Holders Trust		18,800	1,402,480
Retail / Wholesale – Office Supplies	0.34%
Office Depot Inc. *		67,300	968,447
Telecommunications – Equipment	1.22%
Alcatel Alsthom ADR		94,300	461,127
Lucent Technologies Inc. *		1,319,300	1,622,739
Nortel Networks Corp. *		1,140,000	1,402,200
Telecommunications – Services	1.35%
A T & T Corp.		101,000	1,317,040
Qwest Communications International		332,000	1,125,480
Telecom Holders Trust Depositary Receipt		50,600	1,399,090
Telecommunications – Wireless Services	0.67%
Nextel Communications *		110,300	1,244,184
Vodafone Group Plc ADR		41,000	652,720

Total Common Stocks (Held Long) (Cost $82,757,328)	31.17%		$88,690,032

Total Investment in Securities (Cost $82,757,328)	31.17%		$88,690,032
Other Assets Less Liabilities	68.83%		195,994,143

Total Net Assets	100.00%		$284,684,175

* Non-income producing security

At October 31, 2002, the cost of securities for federal tax purposes was $88,783,066.

Unrealized appreciation and depreciation of securities were as follows:

Gross unrealized appreciation	$552,292
Gross unrealized depreciation	(645,326)

Net unrealized depreciation	$(93,034)

The accompanying notes are an integral part of the financial statements.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS

October 31, 2002 (Unaudited)

			Market
		Shares	Value

COMMON STOCK (SHORT POSITIONS)	(21.59)%
Auto Manufacturers	(0.48)%
General Motors Corp.		(41,100)	$(1,366,575)
Auto / Truck – Tires & Misc	(0.46)%
Goodyear Tire & Rubber		(185,700)	(1,318,470)
Banks – Money Center	(1.94)%
Bank Of America Corp.		(40,800)	(2,847,840)
Bank Of New York Co. Inc.		(103,100)	(2,680,600)
Banks – Super Regional	(1.98)%
Fifth Third Bancorp		(35,200)	(2,235,200)
Fleetboston Financial Corp.		(25,800)	(603,462)
Wells Fargo & Company		(55,500)	(2,801,085)
Building – Residential / Commercial	(2.60)%
Beazer Homes U S A Inc.		(22,300)	(1,465,779)
Centex Corp.		(28,900)	(1,314,372)
K B Home		(33,100)	(1,562,320)
Pulte Homes Inc.		(33,800)	(1,552,096)
Toll Brothers Inc.		(73,000)	(1,495,040)
Computer – Graphics	(0.50)%
Synopsys Inc.		(37,700)	(1,426,945)
Diversified Operations	(0.60)%
General Electric Co.		(67,300)	(1,699,325)
Finance – Consumer / Commercial Lenders	(2.62)%
Americredit Corp.		(154,900)	(1,175,691)
C I T Group Inc.		(7,500)	(133,575)
Capital One Financial Corp.		(62,500)	(1,904,375)
Household International		(53,300)	(1,266,408)
M B N A Corp. Inc.		(146,900)	(2,983,539)
Finance – Investment Management	(0.46)%
State Street Corp.		(31,400)	(1,299,018)
Finance – Mortgage & Related Services	(0.92)%
Fannie Mae		(28,600)	(1,912,196)
Federal Home Ln Mtg Corp.		(11,300)	(695,854)
Finance – REIT	(0.35)%
Equity Residential		(42,600)	(1,010,472)

The accompanying notes are an integral part of the financial statements.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS

October 31, 2002 (Unaudited)

			Market
		Shares	Value

Finance – Savings & Loan	(0.18)%
Washington Mutual Inc.		(14,700)	$(525,672)
Financial Services – Misc	(0.82)%
Block H & R Inc.		(52,900)	(2,347,702)
Household – Appliances	(0.11)%
Maytag Corp.		(6,000)	(154,800)
Whirlpool Corp.		(3,400)	(158,474)
Insurance – Accident & Health	(0.49)%
A F L A C Inc.		(45,400)	(1,381,976)
Insurance – Diversified	(0.77)%
American International Group		(34,900)	(2,182,995)
Insurance – Property / Casualty / Title	(1.40)%
Ambac Finl Group Inc.		(28,100)	(1,736,580)
M G I C Invt Corp.		(30,700)	(1,288,172)
P M I Group Inc.		(26,300)	(783,740)
Radian Group Inc.		(4,900)	(172,823)
Internet – E Commerce	(0.38)%
Amazon.Com Inc.		(55,200)	(1,068,672)
Leisure – Hotels & Motels	(0.66)%
Marriott International		(61,200)	(1,892,916)
Leisure – Photo Equipment / Related	(0.52)%
Eastman Kodak		(44,900)	(1,479,455)
Leisure – Products	(0.39)%
Harley Davidson Inc.		(21,000)	(1,098,300)
Medical – Health Maintenance Organization	(0.64)%
Aetna Inc.		(45,500)	(1,833,650)
Medical / Dental – Supplies	(0.46)%
Bausch & Lomb Inc.		(41,900)	(1,303,090)
Retail – Restaurants	(0.72)%
Brinker International		(17,200)	(488,308)
Darden Restaurants Inc.		(82,400)	(1,563,952)
Retail – Super / Mini Markets	(0.55)%
Albertsons Inc.		(70,100)	(1,563,931)

The accompanying notes are an integral part of the financial statements.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS

October 31, 2002 (Unaudited)

			Market
		Shares	Value

Retail / Wholesale – Computer / Cell	(0.30)%
C D W Computer Centers		(15,900)	$(843,018)
Utility – Electric Power	(0.29)%
American Electric Power		(32,200)	(825,608)

Total Securities Sold Short (Proceeds $67,145,719)	(21.59)%		$(61,444,071)

The accompanying notes are an integral part of the financial statements.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2002 (Unaudited)

ASSETS
Investments, at value (cost $82,757,328)	$88,690,032
Cash	47,907,639
Segregated cash with brokers and other financial institutions	126,049,586
Deposits with brokers for securities sold short	79,558,151
Receivables:
Investment securities sold	11,185,624
Interest and dividends	269,582
Capital shares sold	111,879
Other assets	10,505

Total Assets	353,782,998

LIABILITIES
Securities sold short, not yet purchased (proceeds $67,145,719)	61,444,071
Payables
Investment securities purchased	7,279,683
Capital shares redeemed	78,884
Investment advisory fee	194,482
Dividends payable	62,369
Accrued expenses and other	39,334

Total Liabilities	69,098,823

Total Net Assets	$284,684,175

NET ASSETS
Accumulated net investment income	$688,586
Accumulated net realized gain on investments	2,098,772
Net unrealized appreciation of investments	11,634,352
Paid-in capital applicable to 14,676,536 shares outstanding; par value $0.10 per share; 30,000,000 shares authorized	270,262,465

$284,684,175

NET ASSET VALUE AND OFFERING / REDEMPTION PRICE PER SHARE	$19.40

The accompanying notes are an integral part of the financial statements.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND

STATEMENT OF OPERATIONS

Six Months Ended October 31, 2002 (Unaudited)

INVESTMENT INCOME
Interest	$1,735,603
Dividends	311,462

Total investment income	2,047,065

EXPENSES
Investment advisory fees	1,086,507
Dividend expense on securities sold short	448,977
Transfer agent fees	36,765
Professional fees	73,947
Directors’ fees and expenses	25,034
Registration and filing fees	17,576
Custodian fees	11,032
Insurance	12,617
Other	3,787

Total expenses	1,716,242

Net Investment Income	330,823

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments	14,124,875
Change in unrealized depreciation	(3,638,578)

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	10,486,297

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$10,817,120

The accompanying notes are an integral part of the financial statements.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	October 31, 2002	Year Ended
	(Unaudited)	April 30, 2002

INCREASE (DECREASE) IN NET ASSETS
Operations
Net investment income	$330,823	$2,981,624
Net realized gain (loss) from investments	14,124,875	(4,915,994)
Net change unrealized appreciation on investments	(3,638,578)	6,410,357

Net increase in net assets resulting from operations	10,817,120	4,475,987

Distributions to shareholders
Net investment income	—	(14,050,498)
Net realized gains on investments	—	(17,652,997)

Net distributions to shareholders	—	(31,703,495)

Capital share transactions
Net proceeds from sales of shares	48,019,984	48,449,547
Distributions reinvested in shares	—	29,800,825
Cost of shares redeemed	(23,766,313)	(47,975,885)

Net increase in net assets resulting from capital share transactions	24,253,671	30,274,487

INCREASE IN NET ASSETS	35,070,791	3,046,979
Net Assets
Beginning of year	249,613,384	246,566,405

End of year (including undistributed net investment income of $688,586 and $357,764, respectively)	$284,684,175	$249,613,384

The accompanying notes are an integral part of the financial statements.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS

	Six Months Ended		Years Ended April 30,
	October 31, 2002
	(Unaudited)		2002	2001	2000	1999	1998

Net asset value, beginning of period	$18.61		$20.86	$19.57	$21.12	$18.68	$15.77

Income (loss) from investment operations
Net investment income	0.02		0.25	0.89	1.06	0.53	0.25
Net realized and unrealized gain (loss) on investments	0.77		0.16	1.38	(1.17)	3.08	3.75

Total from investment operations	0.79		0.41	2.27	(0.11)	3.61	4.00

Less distributions
From net investment income	—		(1.18)	(0.98)	(0.06)	(0.42)	(0.21)
From net realized gain on investments	—		(1.48)	—	(1.38)	(0.75)	(0.88)

Total distributions	—		(2.66)	(0.98)	(1.44)	(1.17)	(1.09)

Net asset value, end of period	$19.40		$18.61	$20.86	$19.57	$21.12	$18.68

Total Return	4.25%		1.88%	11.43%	(0.02)%	19.43%	25.77%
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$284,684		$249,613	$246,566	$215,189	$397,036	$157,823
Ratios to average net assets:
Expenses before dividends on securities sold short	0.95	%*	0.91%	1.02%	0.92%	0.89%	1.17%
Expenses from dividends sold short	0.34	%*	0.31%	0.34%	0.48%	0.49%	0.05%

Total expenses	1.29	%*	1.22%	1.36%	1.40%	1.38%	1.22%
Net investment income	0.25	%*	1.18%	4.52%	3.53%	3.21%	2.54%
Portfolio turnover	519%		451%	580%	392%	378%	200%

*Annualized

The accompanying notes are an integral part of the financial statements.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS

October 31, 2002

The Caldwell & Orkin Market Opportunity Fund (the “Fund”) is the only active investment portfolio of The Caldwell & Orkin Funds, Inc., an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s objectives are to provide long-term capital growth with a short-term focus on capital preservation through investment selection and asset allocation. The Fund seeks to outperform the stock market over the long-term, as measured by indices such as the S&P 500 with Income.

1.      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Securities Valuation

Securities are stated at the closing price on the date at which the net asset value is being determined. If the date of determination is not a trading date, the securities are valued as of the last trading date proceeding the date of determination. Short-term investments having a maturity of 60 days or less at the time of the purchase are stated at amortized cost, which approximates market value.

Securities Transactions And Related Investment Income

Securities transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date and interest income is recorded as earned. Realized gains and losses from investment transactions are determined using the specific identification method.

Cash

The Fund maintains cash available for the settlement of securities transactions and capital shares reacquired. Available cash is invested daily in money market instruments.

Income Taxes

As a qualified investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes all of its taxable income. It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

At April 30, 2002, the Fund had net realized capital losses of $11,649,047 during the period November 1, 2001 through April 30, 2002, which are treated for federal income tax purposes as arising during the Fund’s tax year ending April 30, 2003. The “post- October” losses may be utilized in future years to offset net realized capital gains prior to distributing such gains to shareholders.

Capital Accounts

The Fund accounts and reports for distributions to shareholders in accordance with the American Institute of Certified Public Accountant’s Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital and Return of Capital Distributions by Investment Companies.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS – (Continued)

October 31, 2002

Use Of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.	AGREEMENTS WITH THE ADVISOR AND DISTRIBUTOR

The Fund has entered into a management agreement with C&O Funds Advisor, Inc. (the “Advisor”) pursuant to which the Advisor provides space, facilities, equipment and personnel necessary to perform administrative and management services for the Fund. The management agreement provides that the Advisor is responsible for the actual management of the Fund’s portfolio. For such services and expenses assumed by the Advisor, the Fund pays a monthly advisory fee at incremental annual rates as follows:

Advisory Fee	Average Daily Net Assets

.90%	Up to $100 million
.80%	In excess of $100 million but not greater than $200 million
.70%	In excess of $200 million but not greater than $300 million
.60%	In excess of $300 million but not greater than $500 million
.50%	In excess of $500 million

The Advisor has agreed to reimburse the Fund to the extent necessary to prevent the Fund’s annual ordinary operating expenses (excluding taxes, dividend expense, brokerage commissions and extraordinary charges such as litigation costs) from exceeding 2.0% of the Fund’s average daily net assets. No such reimbursement was required for the year ended April 30, 2002.

The Fund has entered into an underwriting agreement with IFS Fund Distributors, Inc. (the “Distributor”) and the Advisor pursuant to which the Distributor provides broker/dealer services for the Fund, and acts as the exclusive agent for the distribution (sales and redemptions) of shares of the Fund. The Distributor receives from the Advisor, and not the Fund, an underwriting fee of $500 per month for these services.

C&O Funds Advisor, Inc. is a wholly-owned subsidiary of Caldwell & Orkin, Inc. IFS Fund Distributors, Inc. and Integrated Fund Services, Inc. (the Fund’s transfer, redemption and dividend disbursing agent) are affiliates by reason of common ownership.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS – (Continued)

October 31, 2002

3.      INVESTMENT PORTFOLIO TRANSACTIONS

Investment Purchases and Sales

For the six months ended October 31, 2002, purchases and proceeds from sales of investments (excluding securities sold short and short-term investments) aggregated $466,973,787 and $450,143,764, respectively.

Short Sales and Segregated Cash

Short sales are transactions in which the Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to deliver to the buyer upon the short sale; the Fund is then obligated to replace the security borrowed by purchasing it in the open market at some later date.

The Fund will incur a loss if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in value between those dates.

All short sales must be fully collateralized. The Fund maintains the collateral in segregated accounts consisting of cash and/or U.S. Government securities sufficient to collateralize the market value of its short positions. Typically, the segregated cash with brokers and other financial institutions exceeds the minimum requirements.

The Fund may also sell short “against the box”, i.e., the Fund enters into a short sale as described above, while holding an offsetting long position in the security which it should short. If the Fund enters into a short sale against the box, it will segregate an equivalent amount of securities owned by the Fund as collateral while the short sale is outstanding.

The Fund limits the value of its short positions (excluding short sales “against the box”) to 60% of the Fund’s total net assets. At October 31, 2002, the Fund had 22% of its total net assets in short positions.

For the six months ended October 31, 2002, the cost of investments purchased to cover short sales and proceeds from investments sold short were $498,378,570 and $519,676,412, respectively.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS – (Continued)

October 31, 2002

4.	CAPITAL SHARE TRANSACTIONS

Capital share transactions were as follows:

	Six months ended	Year ended
	October 31, 2001	April 30, 2002

Shares sold	2,511,118	2,446,521
Shares issued in connections with reinvestment of distributions	—	1,590,225
Shares reacquired	(1,247,879)	(2,446,061)

Net increase in shares outstanding	1,263,239	1,590,685

5.	RELATED PARTY TRANSACTIONS

As of October 31, 2002, Caldwell & Orkin, Inc. and Michael B. Orkin had ownership of the Fund of 0.16% and 1.49%, respectively. Mr. Orkin disclaims beneficial ownership of shares owned by his wife and other immediate family members.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
ADDITIONAL INFORMATION (unaudited)

Information about the Board of Directors and officers(*) of the Caldwell & Orkin Market Opportunity Fund is set forth below. The Statement of Additional Information (SAI) includes additional information about the Fund’s Directors and officers and is available free of charge, upon request, by calling (800) 237-7073. The address for each of the persons named below is 6200 The Corners Parkway, Suite 150, Norcross, GA 30092.

Number of
	Term of		Funds in
	Office and		Fund	Other
Name, (Age) and	Length of		Complex	Directorships
Position(s)	Time	Principal Occupation(s) During	Overseen by	Held by
Held with Fund	Served (1)	Past Five Years	Director	Director

DISINTERESTED DIRECTORS

Frederick T. Blumer (44) Director	Since 1990	Mr. Blumer is the CEO of X-spand International, Inc., the President of IN ZONE Brands International, Inc., and was formerly the CEO of mylawPartner.com and an international corporate lawyer.	One	None

David L. Eager (60) Director	Since 1992	Mr. Eager is President of David L. Eager Consulting, LLC, and was formerly Director for Product Development for Driehaus Capital Management, a Global Partner with William M. Mercer, Inc. and Managing Partner of Eager & Assoc.	One	None

Randall P. Martin (57) Director	Since 2000	Mr. Martin is an investment consultant.	One	None

Henry H. Porter, Jr. (68) Director	Since 1990	Mr. Porter is a private investor	One	SEI Investments Company

INTERESTED DIRECTOR

Michael B. Orkin (43) (2) Director, CEO, President, Portfolio Manager	Since 1990	Mr. Orkin is the CEO and sole shareholder of Caldwell & Orkin, Inc., of which the Adviser is a wholly owned subsidiary. Mr. Orkin has been a portfolio manager at Caldwell & Orkin, Inc. since 1985, and is a Chartered Financial Analyst.	One	None

OFFICERS WHO ARE NOT DIRECTORS

Robert H. Greenblatt (41) Secretary & Treasurer	Since 2002	Mr. Greenblatt is the President of Caldwell & Orkin, Inc., and was formerly a Managing Partner & Principal at Polaris Capital Management, Inc.	N/A	None

*	The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs policy-making decisions.

1	Each Director serves until his / her successor is duly elected and qualified, or until his / her death, resignation or removal.

2	Mr. Orkin is an interested person of the Fund by reason of his position with the Adviser.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND

BOARD OF DIRECTORS	TRANSFER, REDEMPTION &
Michael B. Orkin, Chairman & President	DIVIDEND DISBURSING AGENT
Frederick T. Blumer	Integrated Fund Services, Inc.
David L. Eager	221 East Fourth Street
Randall P. Martin	Suite 300
Henry H. Porter, Jr.	Cincinnati, OH 45202

INVESTMENT ADVISER	INDEPENDENT ACCOUNTANTS
C&O Funds Advisor, Inc.	Tait, Weller & Baker
6200 The Corners Parkway	1818 Market Street
Suite 150	Suite 2400
Norcross, GA 30092	Philadelphia, PA 19103-3638

DISTRIBUTOR	LEGAL COUNSEL
IFS Fund Distributors, Inc.	Kilpatrick Stockton LLP
221 East Fourth Street	1100 Peachtree Street
Suite 300	Suite 2800
Cincinnati, OH 45202	Atlanta, GA 30309-4530

CUSTODIAN
Bank One Trust Company, N.A.
1111 Polaris Parkway
Suite 2L
Columbus, OH 43240

The Caldwell & Orkin Market Opportunity Fund’s portfolio may or may not have positions in any of the companies referenced in this Report to Shareholders as of any date after October 31,
2002. The commentary reflects the views of the portfolio manager (or Adviser) through the end of the period or through the date of this report, as the case may be. Of course, these views are subject to change as market and other conditions warrant

These financial statements are submitted for the general information of the shareholders of The Caldwell & Orkin Market Opportunity Fund. They are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus

Fund Information
The Fund is generally closed to new investors. For information please call (678) 533-7850 or (800) 237-7073. For information about a specific Caldwell & Orkin Market Opportunity Fund account, please call Shareholder Services at (800) 467-7903.

Fund Listings
The Fund is listed in The Wall Street Journal, Investor’s Business Daily, The New York
Times and many local newspapers as C&OMktOpp or CaldOrkMO. The Fund’s
Quotation symbol is COAGX. The Fund’s CUSIP number is 128819307.

Caldwell & Orkin Market Opportunity Fund
6200 The Corners Parkway
Suite 150
Norcross, GA 30092
E-mail: COFUNDS@AOL.COM